                                                                  EXHIBIT 10.1.1

     FIRST AMENDMENT AND CONSENT, dated as of December 30, 1998 (this "Amendment"), to the CREDIT AGREEMENT, dated as of June 1, 1998 (the "Credit
 ---------                                                            ------
Agreement"), among HDA Parts System, Inc. (formerly known as City Truck and
---------
Trailer Parts, Inc.) (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), the Syndication Agent, Documentation Agent and Arranger named
      -------
therein and Bank of America National Trust and savings Association, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

                                  WITNESSETH:

     WHEREAS, the Borrower has requested the Lenders to enter into this Amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

I. AMENDMENTS.

      1. The Credit Agreement is hereby amended to increase the aggregate amount of the Revolving Commitments from $75,000,000 to $85,000,000, effective as of the later of the First Amendment Effective Date and January 11, 1999 (such later date , the "Commitment Increase Effective Date"). By executing and delivering
            ---------- -------- --------- ----
this Amendment in its capacity as a Lender, Bank of America National Trust and Savings Association hereby agrees to initially provide the entire amount of such increase. The Borrower shall take such actions, and the parties hereto hereby consent to the taking of such actions, as may be reasonably requested by the Administrative Agent to ensure that each borrowing under the Credit Agreement outstanding or to be made on the Commitment Increase Effective Date shall be held or made on a pro rata basis among the Lenders based on their respective
                  --- ----
Revolving Commitments as in effect after giving effect to the aforementioned commitment increase.

      2. Section 2.2(a) of the Credit Agreement is hereby amended by (a) in each case changing the amount "2,500,000" to the amount "3,000,000" and (b) changing the amount "47,500,000" to the amount "52,000,000".

      3. Section 2.2 of the Credit Agreement is hereby amended by replacing the text following the paragraph references "(b)" and "(c)" with the words "[INTENTIONALLY OMITTED]"

      4. Section 8 of the Credit Agreement is hereby amended by adding the following new paragraph immediately after paragraph (p) thereof:

                "(q) (i) on or prior to the first date on which the aggregate amount of the Revolving Extensions of Credit equals or exceeds $72,500,000, the Borrower shall have failed to have received at least $5,000,000 in proceeds from the issuance after the First Amendment Effective Date (as defined in the First Amendment to this Agreement) of Capital Stock of Holdings or (ii) on or prior to the first date on which the aggregate amount of the Revolving Extensions of Credit equals or exceeds $77,500,000 (or, if earlier, February

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     28, 1999) the Borrower shall have failed to have received at least
     $10,000,000 in proceeds from the issuance after the First Amendment Effective Date of Capital Stock of Holdings;"

II.  CONSENT.
     -------
     In order to enable the Borrower to satisfy the condition specified in clause (g) of the definition of "Permitted Acquisition", the parties hereto hereby consent to the acquisition (the "Associated Acquisition") by the Borrower
                                        ---------- -----------
of all of the Capital Stock of Associated Brake Supply, Inc. ("Associated");
                                                            ----------
provided that (a) the aggregate purchase price for the Associated Acquisition
--------
shall not exceed $60,000,000 (subject to adjustments substantially of the type described in the 11/30/98 draft Stock Purchase Agreement among Holdings, the Borrower and Associated), of which $55,000,000 (subject to the above-referenced adjustments) shall be in the form of cash and the remainder shall be in the form of Capital Stock of Holdings and (b) all other conditions specified in the definition of "Permitted Acquisition" shall be satisfied with respect to the Associated Acquisition.

III. MISCELLANEOUS.
     -------------

     1. Representations and Warranties. Each Loan Party hereby represents and
        ------------------------------
warrants as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of such Loan Party contained in the Loan Documents (with each reference to the Credit Agreement in such representations and warranties being deemed to refer to this Amendment and to the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date.

     2. Expenses. The Borrower agrees to pay or reimburse the Administrative
        --------
Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Change. Except as expressly provided herein, no term or provision of
        ---------
the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

     4. Confirmation. Each Guarantor confirms that all of its obligations
        ------------
under the Loan Documents to which it is a party shall remain in full force and effect and, without limiting the generality of the foregoing, that such Loan Party's guarantee obligations under such Loan Documents in respect of the Obligations shall apply to the full amount of such Obligations as they may be increased as a result of this Amendment.

     5. Effectiveness. Except as otherwise provided in paragraph 1 of Section I
        -------------
of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") on which each of the following conditions shall have been satisfied: (a) the Administrative Agent shall have received (i) counterparts hereof duly executed by the Borrower, the Guarantors and the Required Lenders and (ii) such evidence of the corporate authority of the Borrower to enter into
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this Amendment as may be reasonably requested by the Administrative Agent and
(b) the Associated Acquisition shall have been consummated.

     6. Counterparts. This Amendment may be executed by the parties hereto in
        ------------
any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
        -------------
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                    HDA PARTS SYSTEM, INC.

                                    By:  /s/ John P. Miller
                                        -----------------------------
                                        Title: Vice President of Finance,
                                               Chief Financial Officer
                                               and Secretary

                                    CITY TRUCK & TRAILER PARTS OF
                                    ALABAMA, INC.

                                    By:  /s/ John P. Miller
                                        -----------------------------
                                        Title: Vice President

                                    CITY TRUCK & TRAILER PARTS OF
                                    TENNESSEE, INC.

                                    By:  /s/ John P. Miller
                                        -----------------------------
                                        Title: Vice President

                                    CITY FRICTION, INC.

                                    By:  /s/ John P. Miller
                                        -----------------------------
                                        Title: Vice President

                             CITY TRUCK & TRAILER PARTS OF
                             ALABAMA, L.L.C.

                             By: HDA Parts System, Inc., its sole member


                                By: /s/ John P. Miller
                                    ______________________________________
                                    Title: Vice President of Finance, Chief
                                          Financial Officer and Secretary

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Administrative
                             Agent and as a Lender

                             By: /s/ Barry R. Harman
                                 __________________________________________
                                 Title: Vice President


                             IBJ Schroder Bank & Trust Company

                             By: /s/ David Chapman
                                 __________________________________________
                                 Title: Director


                             BHF-BANK AKTIENGESELLSCHAFT

                             By:
                                __________________________________________
                                Title:

                             By:
                                __________________________________________
                                Title:


                             BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, FKA CREDITANSTALT CORPORATE FINANCE, INC. INC.

                             By: /s/ ^signature illegible^
                                __________________________________________
                                Title: Senior Associate

                             By: /s/ ^signature illegible^
                                __________________________________________
                                Title: Executive Vice President

                                             THE FIRST NATIONAL BANK OF MARYLAND

                                             By: /s/ [ILLEGIBLE]
                                                ------------------------------
                                                Title:  Vice President



                                             FLEET NATIONAL BANK


                                             By: /s/ [ILLEGIBLE]
                                                ------------------------------
                                                Title:[ILLEGIBLE]